UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported) - November 9, 2005


                             MTM TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       New York                       0-22122                  13-3354896
--------------------------------------------------------------------------------
(State or other jurisdiction   (Commission File Number)      (IRS Employer
    of Incorporation)                                       Identification No.)

      850 Canal Street, Stamford, Connecticut                 06902
--------------------------------------------------------------------------------
     (Address of principal executive offices)               (zip code)


        Registrant's telephone number, including area code - 203-975-3700
                                                             ------------

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY COMMENT

     Throughout this Current Report on Form 8-K, the terms "we," "us," "our," "our company," and "MTM" refer to MTM Technologies, Inc. (formerly, Micros-to-Mainframes, Inc.) and, unless the context indicates otherwise, our subsidiaries on a consolidated basis.

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On November 9, 2005, we issued a press release announcing our financial results for our second fiscal quarter ended September 30, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     The information in this Item 2.02, including Exhibit 99.1, is being furnished, not filed, under Item 2.02, "Results of Operations and Financial Condition."

ITEM 9. FINANCIAL STATEMENTS AND EXHIBITS

9.01  Financial Statements and Exhibits

 (c)  Exhibits

      Exhibit 99.1  Press Release dated November 9, 2005.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MTM TECHNOLOGIES, INC.
                                           ----------------------
                                           (Registrant)

                                           By: /s/ Francis J. Alfano
                                               ---------------------
                                               Francis J. Alfano, Chief
                                               Executive Officer

                                  EXHIBIT INDEX
                                  -------------

EXHIBIT
-------

Exhibit 99.1  Press Release dated November 9, 2005.


                                       3